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                                                                EXHIBIT 10.13(b)


                 AMENDMENT TO EMPLOYMENT AGREEMENT DATED MAY 14,1996
                                    BY AND BETWEEN
                              RURAL CELLULAR CORPORATION
                                         AND
                                  WESLEY E. SCHULTZ

     THIS AMENDMENT entered into this 18th day of December, 1996, by and between Rural Cellular Corporation ("RCC" or "Company") and Wesley E. Schultz (the "Employee").

     WHEREAS, RCC and the Employee entered into a written Employment Agreement on May 14, 1996 (the "Employment Agreement");

     WHEREAS, pursuant to Section 14 of the Employment Agreement, RCC and the Employee desire to amend the Employee's Employment Agreement to extend the term of the

Agreement and to increase certain payments to Employee in the event of a change in control of RCC;

     NOW, THEREFORE, it is AGREED as follows:

     1. The Employee's term of employment, as set forth in Section 5 of the Employment Agreement, is hereby extended to December 31, 1999.

     2. The amount to be paid to the Employee in the event of the involuntary termination of his employment, absent Just Cause, in connection with, or within twelve (12) months after, any change in control of RCC, as stated in Section 1 l
(a) of the Employment Agreement, shall be equal to the product of 2.99 times the Employee's "base amount" as defined in Section 28OG(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations promulgated thereunder.

     3. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Employment Agreement.

     4. All other terms, conditions and provisions of the Employment Agreement remain in full force and effect.

                                        RURAL CELLULAR  CORPORATION

                                        /s/   Richard P. Ekstrand
                                        -------------------------

                                        BY: Richard P. Ekstrand
                                        President/Chief Executive Officer

                                        /s/ Wesley E. Schultz
                                        ---------------------
                                        Wesley E. Schultz